                                                                   EXHIBIT 10.16

                             MODIFICATION AGREEMENT

        Modification Agreement made and dated as of July 25, 1994, by and among DATASCOPE CORP., a Delaware corporation (the "Company"), LAWRENCE SAPER (the "Employee") and CAROL SAPER, DANIEL BRODSKY and HELEN NASH, Trustees of the SAPER FAMILY 1994 TRUST UTA. dtd. 6/28/94 (collectively with all successors, the "Trustees").

        Reference is made to that certain Split-Dollar Agreement (the "Split-Dollar Agreement") by and among the Trustees, the Executive, and the Company, dated as of July 25, 1994, and to that certain Agreement by and between the Executive and the Company, also dated as of July 25, 1994, between the Executive and the Company (the "Agreement"), amending the Employment Agreement between the Executive and the Company made as of June 30, 1990. Each capitalized term used in this instrument and not defined herein shall have the meaning given such term in the Split-Dollar Agreement.

1.      The following is added to Paragraph 5 of the Split-Dollar Agreement:

                "Notwithstanding the foregoing, until the three-year anniversary of the effective date of the assignment of Policy B to the
        Trustees:

                "(a) The beneficiary designation of Policy B shall name Carol Saper as Primary Beneficiary and the Trustees as Contingent Beneficiary;

                (b) If Carol Saper survives the Executive, on the death of the Executive, the Trustees shall retain from the proceeds of Policy A an amount equal to the difference between $10,000,000 and the amount payable to Carol Saper under Policy B, and the Company shall be entitled to receive the balance of the proceeds of Policy A. Receipt of such amount by the Company shall satisfy any then existing obligation of the Trustees to the Company under Paragraph 3."

2.      The following is added to Paragraph 1(d) of the Agreement:

        "Notwithstanding the foregoing, until the three-year anniversary of the assignment of a certain policy of insurance on the life of the Executive to the Trust, if Carol Saper is living at the death of the Executive and is his surviving spouse as such term is defined in the Trust under Agreement dated June 28, 1994 (the "Spouse"), such death benefit shall be paid to the Spouse and the Trust in accordance with the terms of the Split-Dollar Agreement."

3.      (a)     Other than the aforesaid sections of the Split-Dollar Agreement and the Agreement, all terms and conditions of the Split-Dollar Agreement and the Agreement shall remain in full force and effect.

        (b) The invalidity or enforceability of any provision of this Modification Agreement shall not affect the validity or enforceability of any other provision of this Modification Agreement, which shall remain in full force and effect.

        (c) This Modification Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have duly executed this Modification Agreement as of the day and year first set forth above.

                                     DATASCOPE CORP.

                                     By: /s/ M. Pitkowsky
                                         ---------------------------------
                                         M. PITKOWSKY

                                         /s/ Lawrence Saper
                                         ---------------------------------
                                         LAWRENCE SAPER


                                         /s/ Carol Saper
                                         ---------------------------------
                                         Carol Saper, as Trustee of the
                                         SAPER FAMILY 1994 TRUST
                                         UTA. DTD. 6/28/94


                                         /s/ Daniel Brodsky
                                         ---------------------------------
                                         Daniel Brodsky, as Trustee of the
                                         SAPER FAMILY 1994 TRUST
                                         UTA. DTD. 6/28/94


                                         /s/ Helen Nash
                                         ---------------------------------
                                         Helen Nash, as Trustee of the
                                         SAPER FAMILY 1994 TRUST
                                         UTA. DTD. 6/28/94